united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Gemini Fund Services, LLC.

80 Arkay Dr., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 9/30

Date of reporting period: 9/30/20

Item 1. Reports to Stockholders.

Princeton Premium Fund
Class A Shares: PPFAX
Class I Shares: PPFIX

Annual Report
September 30, 2020

www.PrincetonPremiumFund.com
1-888-868-9501

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.princetonpremiumfund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

November 30, 2020

Dear Investor,

Each year at this time, Princeton Premium Fund (“The Fund”) provides this letter to investors. The purpose of this letter is to provide a review of the fiscal year ended September 30, 2020, provide an update on the Fund’s operations and comment on the Fund’s Manager’s (“Manager”) outlook. The Fund is an open-end mutual fund with approximately $34 million in assets under management as of September 30, 2020. The Fund seeks capital appreciation and income by attempting to collect premium each week through the sale of put options on the S&P 500 (SPX) that have approximately a one week or less time frame to expiration. The Fund employs a rules-based system that is replicated weekly. Trades are typically placed at multiple times throughout the week. The options-based strategy seeks to generate a weekly profit. Tactical portfolio management overlays are used to help mitigate volatility. By maintaining a weekly investment horizon and relying on over 65 years of history on market movement we believe it is possible to realize positive returns through option transactions while maintaining acceptable risk limits. Risk metrics are utilized when trades are placed initially and to close existing trades to minimize potential losses.

Figure 1

The Fund’s Investment Results

As of September 30, 2020	Q4 2019	Q1 2020	Q2 2020	Q3 2020	One Year	Since Inception*
PPFIX Class I (NAV)*	1.36%	-9.12%	3.44%	5.29%	0.33%	2.90%
PPFAX Class A (NAV)*	1.37%	-9.18%	3.37%	5.24%	0.14%	2.66%
PPFAX Class A (Max Load)*	-4.46%	-14.42%	-2.60%	-0.84%	-5.61%	1.10%
S&P 500 Total Return Index	9.07%	-19.60%	20.54%	8.93%	15.15%	14.11%

*  Inception date for the I and A share classes is 11/16/2016.

Performance for periods longer than one year is annualized.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free (888) 868-9501.

The Fund’s total annual operating expenses are 3.47% and 3.22% for the Class A and I shares, respectively. The Fund’s investment advisor has contractually agreed to waive management fees and to make payments to limit Fund expenses until at least January 31, 2021. After this fee waiver, the expense ratios are 3.01% and 2.76% for the Class A and I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years. The maximum sales load for the Class A shares is 5.75%. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.

www.PrincetonPremiumFund.com	1.888.868.9501

Investment Results & Commentary

During the Fund’s fiscal year ended September 30, 2020 (the “Investment Period”) the Fund’s Class I Shares appreciated by 0.33% and the Class A Shares appreciated by 0.14%. Since Inception the Fund’s Class I shares have appreciated by 2.90% (annualized).

Q4 2019

What a difference a year (and three interest rate cuts) made. During Q4 2018 it felt like the wheels were finally starting to come off of the record-long bull market in U.S. equities. However, a timely “Fed Pivot” seemingly staved off disaster (at the time). During 2019 U.S. equity markets digested three interest rates cuts and decided to overweight the importance of those cuts and progress on trade relative to somewhat more tepid economic data and corporate earnings reports.

The Fourth Quarter of 2019 started off on a somewhat sour note, with the S&P 500 declining -2.99% over the first two trading sessions of October. However, by mid-month the Index was in positive territory and the potential for and eventual manifestation of the third U.S. Federal Reserve interest rate cut of the year at the end of the month carried the Index to new highs and a +2.17% return for October. November provided the S&P 500 with positive performance as well, with rumors of a potential trade deal with China carrying the Index to a +3.63% return for the month. In stark contrast to December 2018, which saw the S&P 500 lose -9.03%, December 2019 was a more “normal” end of the year. The S&P 500 returned +3.02% in December 2019 as the long-awaited “Phase 1” trade deal with China was finally formally announced (signed in January 2020). In aggregate, the S&P 500 returned +31.49% for 2019, the best year for the Index since 2013, and second-best year since 1997.

Market volatility peaked very early in the Fourth Quarter of 2019. The CBOE Volatility Index (VIX) closed at 20.56 on 10/02/2019, which proved to be the high for the quarter. It did remain in the 17-20 range for the first few days of October, but then subsided by mid-month and did not get over 16 for the rest of the quarter. From 10/09/2019 through the end of the year, the S&P 500 did not lose -1% in a single trading session.

The Princeton Premium Fund returned +1.36% for the Fourth Quarter of 2019. The Fund posted a +0.37% return for October amid somewhat heightened volatility. November was a somewhat lighter trading month for the Fund due to the Thanksgiving holiday. All of the trades the Fund placed during the month expired profitable and the Fund posted another +0.37% return in November. Early December saw another small pickup in volatility. However, this quickly subsided and the Fund posted a +0.61% return for December. This capped an +8.75% return for the Fund during 2019.

Q1 2020

The First Quarter of 2020 saw the record-long bull market for US equities come to an end in what proved to be the fastest bull market to bear market transition in history. The First Quarter of 2020 truly proved to be an extraordinary time for economies and for societies across the globe.

It now seems like a very long time ago, but US equity markets actually started 2020 positive through mid-February. From the beginning of the year through 02/19/2020 the S&P 500 (TR) was +5.08% in a continuation of the 2019 runup. From there, The S&P 500 went down over -12% during the last seven trading days of February to finish the month -8.23%. The selloff only intensified in March. For the first time since the new circuit breaker rules for the S&P 500 were implemented

www.PrincetonPremiumFund.com	1.888.868.9501

in 2013, the index hit the Level 1 circuit breaker of -7% on 03/09/2020, triggering a 15-minute trading halt. The Level 1 circuit breaker was triggered on several other days throughout the rest of the month. At the time, the top six largest point losses for the S&P 500 in history all occurred during February and March 2020. At the low point for the month of March the S&P 500 was down -24.16% and down -30.43% for 2020. A +15% month-end rally brought some relief, but the S&P 500 still finished March -12.35% to end the First Quarter of 2020 down -19.60%.

The speed of the market selloff meant extreme levels of volatility. In the eight trading days from 02/19/2020 through the end of February the VIX Index went up a staggering 179% from 14.38 to 40.11. The VIX Index then went on to more than double from that level over the first eleven trading days of March, eventually reaching an intraday high of 85.47. While this was not the record intraday high for the VIX Index (that came on 10/24/2008), it was the second highest. Of the top five intraday highs for the VIX Index, four came in March 2020. The quarter also saw realized volatility levels over 100%.

The Princeton Premium Fund returned -9.12% for the First Quarter of 2020. From the start of the year through 02/19/2020 (the closing high for the S&P 500) the Fund was +1.29%. However, the sharp selloff in the market coupled with the commiserate rise in the VIX Index caused the Fund to take “educated losses” at the end of February. The Fund’s investment strategy is to typically close trades down if the probability that they will expire profitable for the Fund drops from the 99.5% or greater probability that they are placed at to 85%. These are referred to as “educated losses” because the Fund accepts them to avoid potentially larger losses. The result of these losses was that the Fund had negative performance for the month of February.

As the calendar flipped to March, businesses around the world began to close. While the VIX Index peaked and subsided at the end of March the realized level of volatility in the market remained very high. The high level of realized volatility in the market meant that the Fund was more conservative with new positions. This approach meant that the Fund did not collect as much premium as possible given the market environment, but it is an important part of the Fund’s investment strategy to hopefully help prevent large losses in the event the S&P 500 makes a “double-bottom” in quick succession after a large rally. In aggregate for March the Fund returned +1.13%, compared to -12.35% for the S&P 500.

Q2 2020

U.S. equity markets showed surprising resiliency in the Second Quarter of 2020. This resiliency came amid the worst pandemic in a century and with an economic backdrop that wasmurky at best. Continuing a rally that began at the end of March, the S&P 500 posted a +12.82% return for April on the heels of unprecedented stimulus from the U.S. Federal Reserve. May saw similar, albeit more muted positive performance with the Index +4.76% for the month. Early June saw the rally continue, with the Index up a torrid +6.22% in the first six trading days of the month (through 06/08/2020). However, this proved to be the high point for the Index for the month, as the next three days saw significantly increased volatility. The next three days saw the Index sell off a combined -7.11%, culminating on 06/11/2020 with a -5.88% one-day selloff for the Index. While the Index did recover after this selloff, it never reached the highs from earlier in the month and finished June +1.99%. This capped a +20.54% return for the S&P 500 during the Second Quarter of 2020, the best quarterly performance for the index since 1998. This meant that, after the Index touched down -30% in the First Quarter of 2020, it finished the first half of 2020 down just -3.08% for the year.

www.PrincetonPremiumFund.com	1.888.868.9501

Both implied (as measured by the CBOE VIX Index) and realized volatility remained at elevated levels during the Second Quarter of 2020. The average daily change in the S&P 500 during the quarter was +1.53%, almost triple the 0.57% average daily change seen in the Index during 2019. With these large swings, it makes sense that implied volatility remained elevated. While the VIX Index fell from the highs seen in the First Quarter of 2020, the quarter saw the VIX Index average 34.79, much higher than its historical average closer to 20.

The Princeton Premium Fund returned +3.44% for the Second Quarter of 2020. The Fund’s risk protocols call for using the higher of implied volatility (as measured by the VIX Index) and realized market volatility as one of the inputs to determine the level at which trades are placed. During April, realized volatility was significantly higher than implied volatility. This dispersion meant that trades were placed defensively and further out-of-the-money than they would have been if the Fund had only been utilized implied volatility. The Fund returned +0.91% for the month of April. May saw realized volatility fall to levels more in-line with implied volatility. In this environment the Fund was able to collect higher levels of premium and return +1.91% for May. Even with a -5.88% one-day selloff in the S&P 500 in June, the Fund was able to return +0.59% for June and finish the Second Quarter of 2020 +3.44%.

Q3 2020

The rally in U.S. equity markets continued unabashedly for most of the Third Quarter of 2020. July saw the S&P 500 (TR) finish recouping all of the losses from the First Quarter of 2020 on the back of stimulus packages, retail trading and hopes that the economic impact of the Covid-19 pandemic will be short lived. In aggregate, the Index returned +5.64% for July 2020. August proved to be an even stronger month for the Index as it reached new record highs. This made it a mere 120 trading days between record highs, in spite of that period including a near -30% drawdown. The Index finished August 2020 +7.19% on the heels of a policy agenda signal from the Federal Reserve that policies may remain accommodative for years to come. Early September proved to be more of the same, as the Index notched +2.31% of performance over the first two trading days of the month (and two new record closes). However, 9/2 proved to be the high point for the remainder of the quarter, as the Index declined -6.93% over the next three trading days. The Index traded somewhat sideways throughout much of the rest of the month, eventually touching an intra-month low of -7.43% before recovering to finish September -3.80%. This brought performance for the Index for the Third Quarter of 2020 to +8.93%.

On average, volatility declined during the Third Quarter of 2020 relative to the extreme levels seen earlier in the year. Implied volatility (as measured by the CBOE VIX Index) remained somewhat elevated with an average of 25.88 compared to a historical average closer to 20. However, this was much lower than the 32.72 average seen in the first half of 2020.

The Princeton Premium Fund returned +5.29% for the Third Quarter of 2020. This was the best quarterly performance for the Fund since its inception. The Third Quarter of 2020 saw a return to more normal trading conditions where realized (trailing) volatility was lower than implied (forward looking) volatility. This provided the Fund with an attractive trading environment for most of the quarter where it could capitalize on this relationship. In addition, the Fund was able to place additional trades at probabilities higher than the usual 99.5% (often 99.99% or greater) that all contributed positively to the Fund’s performance.

The Fund posted positive returns in each of the three months during the quarter. July and August saw the Fund return +1.47% and +1.74% respectively in an environment where implied volatility remained elevated relative to historical averages, but realized volatility was within more normal ranges. The selloff in early September caused volatility to spike and gave the Fund ample room to place trades out-of-the-money while collecting elevated levels of premium. This

www.PrincetonPremiumFund.com	1.888.868.9501

environment led to a +1.99% return for the Fund in September, a month when the S&P 500 (TR) lost -3.80%. We believe this is illustrative of the Fund’s potential to post positive performance regardless of the performance of U.S. equity markets. During the four months of 2020 that the S&P 500 (TR) has had negative performance, the Fund has had positive performance in three of them.

Other Investment Notes:

The portion of the Fund invested in fixed income contributed positively to performance throughout the Investment Period. The Fund currently invests in a portfolio of 90-day Treasury Bills and money market funds.

Outlook

Looking ahead, we like to point out that the Fund is agnostic to the direction of equity markets. This means that the Fund has the potential for positive returns whether equity markets are rising or falling. As we head into the final stretch of what has seemed like a very long 2020, we are excited about the opportunity set for the Fund. If volatility remains elevated the Fund should be able to place trades that are further out-of-the-money while also potentially collecting more premium when compared to a lower volatility environment. We believe this type of environment is conducive to the Fund’s investment strategy.

Please do not hesitate to contact the Fund’s Management if you should have any questions, comments or concerns. They can be reached at (888) 868-9501 or at info@princetonfundadvisors.com.

Very Truly Yours,

Princeton Fund Advisors

www.PrincetonPremiumFund.com	1.888.868.9501

Investors should carefully consider the investment objective, risks, charges and expenses of the Princeton Premium Fund. This and other information is contained in the prospectus and should be read carefully before investing. For a prospectus please call the Princeton Premium Fund at 1-888-868-9501. The Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. Northern Lights Distributors, LLC and Princeton Fund Advisors, LLC are not affiliated.

IMPORTANT RISKS AND DISCLOSURES:

This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change. The views in this report were those of the Fund’s adviser as November 30, 2017 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Mutual funds involve risk, including possible loss of principal.

There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Options involve risks possibly greater than the risks associated with investing directly in securities. There is no guarantee that the sub-adviser’s options strategy will be effective or that suitable transactions will be available.

The Fund uses options to increase the Fund’s combined long and short exposure which creates leverage, which can magnify the Fund’s potential for gain or loss. The Fund expects its premium collection options strategy to be market neutral and therefore the Fund does not expect to participate fully in positive markets which may not generate positive returns as intended. Liquidity risk may prevent the Fund from selling illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. Dramatic or abrupt volatility within the market would negatively impact the Fund’s premium collection options strategy. The Fund’s return may not match the return of the S&P 500 Index because it is not investing the equity securities that comprise such index. The Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities.

Definitions:

A Call or Put Option is an agreement that gives an investor the right, but not the obligation, to buy or sell (respectively) a stock, bond, commodity or other instrument at a specified price within a specific time period.

The Strike Price of an option refers to the price at which a call or put option can be exercised (put into effect).

The Expiration Date of an option refers to the last day that the option is valid.

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Total Return version of the index is shown.

The Cboe Volatility Index (VIX Index) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

6243-NLD-11/18/2020

www.PrincetonPremiumFund.com	1.888.868.9501

Princeton Premium Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2020

The Fund’s performance figures* for the period ended September 30, 2020, as compared to its benchmark:

		Annualized	Annualized Inception** -
	One Year	Three Year	September 30, 2020
Princeton Premium Fund Class A	0.14%	0.88%	2.66%
Princeton Premium Fund Class A with load	(5.61)%	(1.09)%	1.10%
Princeton Premium Fund Class I	0.33%	1.13%	2.90%
S&P 500 Total Return Index	15.15%	12.28%	14.11%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s return would have been lower had the advisor not waived fees or reimbursed expenses. The Fund’s total annual operating expenses before any fee waiver are 3.47% for Class A shares and 3.22% for Class I shares per the January 28, 2020 prospectus. After fee waivers, the Fund’s total annual operating expenses are 3.01% for Class A and 2.76% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-888-868-9501.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors may not invest in the index directly.

**	Inception date for the fund is November 16, 2016.

Comparison of the Change in Value of a $100,000 Investment

Holdings by Asset Class as of September 30, 2020	% of Net Assets
Money Market Fund	89.3%
Purchased Put Options	0.2%
Other assets less liabilities ***	10.5%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

***	Includes derivative exposure.

Princeton Premium Fund
PORTFOLIO OF INVESTMENTS
September 30, 2020

	Number of
	Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value +
PURCHASED OPTIONS - 0.2%
PURCHASED PUT OPTIONS - 0.2%
S&P 500 Index	350	91,875,000	2,625	10/2/2020	$875
S&P 500 Index	350	92,400,000	2,640	10/2/2020	1,750
S&P 500 Index	175	46,900,000	2,680	10/2/2020	437
S&P 500 Index	700	197,400,000	2,820	10/2/2020	7,000
S&P 500 Index	300	86,100,000	2,870	10/2/2020	3,000
S&P 500 Index	400	115,200,000	2,880	10/2/2020	4,000
S&P 500 Index	175	50,750,000	2,900	10/7/2020	9,188
S&P 500 Index	175	50,925,000	2,910	10/7/2020	8,750
S&P 500 Index	175	51,800,000	2,960	10/7/2020	12,250
TOTAL PURCHASED PUT OPTIONS (Cost $234,028)					47,250

Shares		Value
	SHORT-TERM INVESTMENT - 89.3%
	MONEY MARKET FUND - 89.3%
30,288,711	Fidelity Government Money Market - Institutional Class, 0.01% * (Cost $30,288,711) ^	30,288,711

	TOTAL INVESTMENTS - 89.5% (Cost $30,522,739)	$30,335,961
	OPTIONS WRITTEN - (0.3)% (Premiums Received - $405,173)	(85,437)
	OTHER ASSETS LESS LIABILITIES - 10.8%	3,655,184
	NET ASSETS - 100.0%	$33,905,708

	Number of
	Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value +
WRITTEN OPTIONS - (0.3)%
WRITTEN PUT OPTIONS - (0.3)%
S&P 500 Index	350	95,375,000	2,725	10/2/2020	$875
S&P 500 Index	350	95,900,000	2,740	10/2/2020	1,750
S&P 500 Index	175	48,650,000	2,780	10/2/2020	875
S&P 500 Index	700	204,400,000	2,920	10/2/2020	8,750
S&P 500 Index	300	89,100,000	2,970	10/2/2020	5,250
S&P 500 Index	400	119,200,000	2,980	10/2/2020	8,000
S&P 500 Index	175	52,500,000	3,000	10/7/2020	16,187
S&P 500 Index	175	52,675,000	3,010	10/7/2020	17,500
S&P 500 Index	175	53,550,000	3,060	10/7/2020	26,250
TOTAL WRITTEN PUT OPTIONS (Premiums Received $405,173)					85,437

+	The amount represents fair value derivative instruments subject to equity risk exposure as of September 30, 2020.

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2020.

^	All or a portion of these investments are segregated as collateral for option contracts. The amount of pledged securities collateral amounted to $25,006,864.

See accompanying notes to financial statements.

Princeton Premium Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

ASSETS
Investment securities:
At cost	$30,522,739
At fair value	$30,335,961
Due from broker	3,691,993
Receivable for securities sold	22,546
Receivable for fund shares sold	12,138
Interest receivable	241
Prepaid expenses and other assets	17,166
TOTAL ASSETS	34,080,045

LIABILITIES
Options written, at fair value (premiums received $405,173)	85,437
Investment advisory fees payable	25,302
Payable for Fund shares repurchased	14,634
Payable for securities purchased	11,563
Payable to related parties	5,329
Distribution (12b-1) fees payable	767
Accrued expenses and other liabilities	31,305
TOTAL LIABILITIES	174,337
NET ASSETS	$33,905,708

Net Assets Consist Of:
Paid in capital	$34,381,195
Accumulated deficit	(475,487)
NET ASSETS	$33,905,708

Net Asset Value Per Share:
Class A Shares:
Net Assets	$3,724,389
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	349,797
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.65
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (a)	$11.30

Class I Shares:
Net Assets	$30,181,319
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,806,620
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.75

(a)	On investments of $25,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

Princeton Premium Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2020

INVESTMENT INCOME
Interest	$389,319
TOTAL INVESTMENT INCOME	389,319

EXPENSES
Investment advisory fees	700,444
Distribution (12b-1) fees:
Class A	13,272
Broker fees	126,982
Administrative services fees	42,559
Accounting services fees	37,313
Registration fees	29,028
Third Party Administrative Servicing Fees	26,734
Legal fees	23,902
Audit and tax fees	21,615
Printing and postage expenses	17,740
Trustees fees and expenses	16,814
Transfer agent fees	13,462
Compliance officer fees	9,309
Custodian fees	8,138
Insurance expense	1,102
Other expenses	5,125
TOTAL EXPENSES	1,093,539

Less: Fees waived by the advisor	(173,573)

NET EXPENSES	919,966

NET INVESTMENT LOSS	(530,647)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	(8,358,724)
Options Written	8,496,398
137,674
Net change in unrealized appreciation (depreciation) on:
Investments	(21,992)
Options Written	37,971
15,979

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	153,653
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(376,994)

See accompanying notes to financial statements.

Princeton Premium Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
FROM OPERATIONS
Net investment loss	$(530,647)	$(361,305)
Net realized gain (loss) from investments and options written	137,674	(79,911)
Net change in unrealized appreciation of investments and options written	15,979	68,817
Net decrease in net assets resulting from operations	(376,994)	(372,399)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(18,876)	(131,294)
Class I	(86,945)	(485,024)
From return of capital:
Class A	(748)	—
Class I	(3,443)	—
Net decrease in net assets from distributions to shareholders	(110,012)	(616,318)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	627,416	16,629,376
Class I	8,753,304	7,117,847
Net asset value of shares issued in reinvestment of distributions:
Class A	19,422	129,195
Class I	79,932	422,260
Payments for shares redeemed:
Class A	(5,059,224)	(23,515,751)
Class I	(17,978,373)	(26,570,523)
Net decrease in net assets from shares of beneficial interest	(13,557,523)	(25,787,596)

TOTAL DECREASE IN NET ASSETS	(14,044,529)	(26,776,313)

NET ASSETS
Beginning of Year	47,950,237	74,726,550
End of Year	$33,905,708	$47,950,237

SHARE ACTIVITY
Class A:
Shares Sold	62,335	1,581,413
Shares Reinvested	1,810	13,292
Shares Redeemed	(486,311)	(2,346,616)
Net decrease in shares of beneficial interest outstanding	(422,166)	(751,911)

Class I:
Shares Sold	835,201	693,475
Shares Reinvested	7,394	43,220
Shares Redeemed	(1,735,375)	(2,585,986)
Net decrease in shares of beneficial interest outstanding	(892,780)	(1,849,291)

See accompanying notes to financial statements.

Princeton Premium Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Year Ended		Period Ended
Class A	September 30, 2020		September 30, 2019		September 30, 2018		September 30, 2017 (1)
Net asset value, beginning of period	$10.66		$10.53		$10.77		$10.00
Activity from investment operations:
Net investment loss (2)	(0.15)		(0.09)		(0.16)		(0.17)
Net realized and unrealized gain on investments and options written	0.17		0.31		0.21		0.94
Total from investment operations	0.02		0.22		0.05		0.77
Less distributions from:
Net realized gains	(0.03)		(0.09)		(0.29)		—
Return of capital	(0.00	) (12)	—		—		—
Total distributions	(0.03)		(0.09)		(0.29)		—
Net asset value, end of period	$10.65		$10.66		$10.53		$10.77
Total return (3)	0.14%		2.20%		0.32%		7.70	% (6)
Net assets, at end of period (000s)	$3,724		$8,229		$16,043		$10,415
Ratio of gross expenses to average net assets (4)(5)	2.95	% (11)	3.46	% (10)	3.34	% (9)	3.81	% (7)(8)
Ratio of net expenses to average net assets (5)	2.52	% (11)	3.00	% (10)	3.06	% (9)	2.66	% (8)
Ratio of net investment loss to average net assets (5)	(1.56	)% (11)	(0.91	)% (10)	(1.52	)% (9)	(1.83	)% (8)
Portfolio Turnover Rate	0%		0%		0%		0	% (6)

(1)	The Princeton Premium Fund Class A shares commenced operations on November 16, 2016.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions. Had the advisor not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(5)	Annualized for periods less than one full year.

(6)	Not annualized.

(7)	As the Fund commenced operations on November 16, 2016 and share classes were funded at various levels over the period, the ratio presented was adjusted from actual to more closely represent the expected expense level for the class provided in the Fund’s prospectus.

(8)	Includes 0.45% for the period ended September 30, 2017 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(9)	Includes 0.86% for the year ended September 30, 2018 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(10)	Includes 0.80% for the year ended September 30, 2019 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(11)	Includes 0.32% for the year ended September 30, 2020 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(12)	Less than $0.005

See accompanying notes to financial statements.

Princeton Premium Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Year Ended		Period Ended
Class I	September 30, 2020		September 30, 2019		September 30, 2018		September 30, 2017 (1)
Net asset value, beginning of period	$10.74		$10.58		$10.79		$10.00
Activity from investment operations:
Net investment loss (2)	(0.14)		(0.06)		(0.13)		(0.14)
Net realized and unrealized gain on investments and options written	0.18		0.31		0.21		0.93
Total from investment operations	0.04		0.25		0.08		0.79
Less distributions from:
Net realized gains	(0.03)		(0.09)		(0.29)		—
Return of capital	(0.00	) (11)	—		—		—
Total distributions	(0.03)		(0.09)		(0.29)		—
Net asset value, end of period	$10.75		$10.74		$10.58		$10.79
Total return (3)	0.33%		2.48%		0.69%		7.90	% (6)
Net assets, at end of period (000s)	$30,181		$39,722		$58,683		$36,264
Ratio of gross expenses to average net assets (4)(5)	2.70	% (10)	3.21	% (9)	3.09	% (8)	3.56	% (7)
Ratio of net expenses to average net assets (5)	2.27	% (10)	2.75	% (9)	2.81	% (8)	2.40	% (7)
Ratio of net investment loss to average net assets (5)	(1.31	)% (10)	(0.57	)% (9)	(1.28	)% (8)	(1.50	)% (7)
Portfolio Turnover Rate	0%		0%		0%		0	% (6)

(1)	The Princeton Premium Fund Class I shares commenced operations on November 16, 2016.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(5)	Annualized for periods less than one full year.

(6)	Not annualized.

(7)	Includes 0.45% for the period ended September 30, 2017 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(8)	Includes 0.86% for the year ended September 30, 2018 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(9)	Includes 0.80% for the year ended September 30, 2019 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(10)	Includes 0.32% for the year ended September 30, 2020 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(11)	Less than $0.005

See accompanying notes to financial statements.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2020

1.	ORGANIZATION

The Princeton Premium Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek capital appreciation and income. The Fund commenced operations on November 16, 2016.

The Fund currently offers Class A and Class I shares. Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which may be waived at the Advisor’s discretion. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality,- coupon, maturity and type. The independent pricing service- does not distinguish between smaller sized bond positions known as “odd lots” and larger institutional sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor and/or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor and/or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor and/or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Options Transactions – When the Fund writes a call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. When the Fund purchases or sells an option, an amount equal to the premium paid or received by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. The Fund purchases and sells call and put options on the S&P 500 Index, utilizing a premium collection strategy that implements a call spread and a put spread on the same option contract. For example, the Fund will sell a call option and put option and buy back the same call option and put option at a different price, thereby creating a defined risk trade. The difference is referred to as a “spread.” The Fund’s call spreads and put spreads each utilize the S&P 500 Index contracts, same maturity date, and same number of contracts, but the options are at different strike prices. When the option expiration date arrives, if all options are out-of-the-money, they expire worthless and the Fund will retain the cash collected when opening the position, net of any cash (premium) paid to purchase the call and put positions. This type of option strategy is sometimes referred to as an “Iron Condor.” The value of the derivative instruments outstanding as of September 30, 2020, as disclosed in the Portfolio of Investments and the amount of unrealized gains and losses on derivative instruments during the year as disclosed above serve as an indicator of the volume of derivative activity for the Fund.

For the year ended September 30, 2020, the net change in unrealized depreciation on option purchased contracts was $12,671 and the net change in unrealized appreciation on options written contracts was $37,971. For the year ended September 30, 2020, the Fund had realized loss of $8,358,724 on options purchased contracts and realized gain of $8,496,398 from option written contracts, as disclosed on the Statement of Operations.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. Investments valued using net asset value as a practical expedient are excluded from the fair value hierarchy.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2020 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Purchased Put Options	$45,063	2,187	—	$47,250
Money Market Fund	30,288,711	—	—	30,288,711
Total	$30,333,774	$2,187	$—	$30,335,961
Liabilities *	Level 1	Level 2	Level 3	Total
Written Put Options	$85,437	$—	$—	$85,437
Total	$85,437	$—	$—	$85,437

The Fund did not hold any Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

In accordance with its investment objectives the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Options Risk – Options are subject to changes in the underlying securities or index of securities on which such instruments are based. There is no guarantee that the adviser’s Spread Traded options strategy will be effective or that suitable transactions will be available. The Fund’s Spread Traded option strategy’s profit potential is limited to the net premium received when entering the trades. The potential for loss

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

is an amount equal to the 1) difference between either the strike price of the long call and the strike price of the short call, or the strike price of the long put and the strike price of the short put, plus 2) any commissions paid. Maximum loss under the Spread Traded option strategy occurs from the put trade, when the underlying price is greater than or equal to the strike price of the long call or the underlying price is less than or equal to the strike price of the short put. A portion of any option premiums may be treated as short-term capital gains and when distributed to shareholders are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocation of Income, Expenses, Gains and Losses – Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Trading Costs – Trading costs generally consists of brokerage commissions, brokerage fees, clearing fees, exchange and regulatory fees, and transaction and National Futures Association fees. Fees vary by type of contract for each purchase and sale or sale and purchase (round turn) of futures, options on futures, and forward contracts. Commissions are paid on each individual purchase and sale transaction.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Federal Income Taxes – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s September 30, 2017 through September 30, 2019 tax returns or expected to be taken in the Fund’s September 30, 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio (Nebraska in prior years) and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2020 cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $0 and $0, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”). The Advisor had engaged Horse Cove Partners LLC as sub-advisor to the Fund for the period from October 1, 2019 through April 30, 2020. Effective May 1, 2020, Horse Cove Partners LLC (“Horse Cove”) no longer serves as sub-advisor to the Fund.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.75% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays Horse Cove Partners LLC a sub-advisory fee, computed and accrued daily and paid monthly which does not impact the financial statements of the Fund. For the year ended September 30, 2020, the Fund incurred advisory fees of $700,444 of which $25,302 is payable September 30, 2020.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until January 31, 2021, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses); fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses; such as litigation expenses (which may include indemnification of Fund officers and Trustees), and contractual indemnification of Fund service providers (other than the Advisor) do not exceed 2.20% and 1.95% per annum of the Fund’s average daily net assets for Class A, and Class I shares, respectively (the “Expense Limitation”). For the year ended September 30, 2020 the Advisor waived fees and reimbursed expenses in the amount of $173,573 pursuant to the Waiver Agreement.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If Fund Operating Expenses subsequently exceed the Expense Limitation the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The following amounts are subject to recapture by the Advisor by the following dates:

9/30/2021	9/30/2022	9/30/2023
$192,116	$259,091	$173,573

The Trust, with respect to the Fund’s Class A shares, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares, respectively, and is paid to Northern Lights Distributors, LLC (“NLD” or the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended September 30, 2020, the Fund’s Class A shares incurred $13,272 in fees under the Plan.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Class A and Class I shares. For the year ended September 30, 2020, the Distributor received $23,998 in underwriting commissions for sales of Class A shares, of which $3,224 was retained by the principal underwriter or other affiliated broker-dealers.

Gemini Fund Services, LLC (“GFS”) – GFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and NLCS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended September 30, 2020 and September 30, 2019 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2020	September 30, 2019
Ordinary Income	$—	$—
Long-Term Capital Gain	105,821	616,083
Return of Capital	4,191	235
	$110,012	$616,318

As of September 30, 2020, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(475,487)	$—	$—	$—	$(475,487)

The difference between book basis and tax basis accumulated realized gain/(loss) on security transactions and unrealized appreciation is primarily attributable to the mark-to-market on 1256 option contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $436,902.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $38,585.

At September 30, 2020, the Fund utilized capital loss carryforwards of $25,533.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and distributions in excess, resulted in reclassification for the year ended September 30, 2020 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(201,417)	$201,417

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of the control of the portfolio, under section 2(a)(9) of the 1940 Act. As of September 30, 2020, the shareholder listed below held more than 25% of the Fund and may be deemed to control the Fund.

Beneficial Owner	% of Outstanding Shares
Pershing LLC	57.6%

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost	Appreciation	Depreciation	(Depreciation)
$30,117,566	$—	$—	$—

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a significant portion of its assets in the Fidelity Government Money Market, Institutional Class (“FIGXX”). The Fund may redeem its investment in FIGXX at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The Fund’s performance will be directly affected by the performance of FIGXX. The financial statements of FIGXX, including the portfolio of investments, can be found on the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of September 30, 2020, 89.3% of the Fund’s assets are invested FIGXX.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Princeton Premium Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Princeton Premium Fund (the Fund), a series of the Northern Lights Fund Trust, including the portfolio of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from November 16, 2016 (commencement of operations) through September 30, 2017, and the related notes to the financial statements (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from November 16, 2016 (commencement of operations) through September 30, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2020, by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Princeton Fund Advisors, LLC advised investment companies since 2010.

Denver, Colorado

November 30, 2020

Princeton Premium Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2020

As a shareholder of the Princeton Premium Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Princeton Premium Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2020 through September 30, 2020

Actual Expenses

The “Actual” table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on the Princeton Premium Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Net Expense Ratio
	Account Value	Account Value	During Period*	During Period **
Actual	4/1/2020	9/30/2020	4/1/2020 - 9/30/2020	4/1/2020 - 9/30/2020
Class A	$1,000.00	$1,087.80	$12.42	2.38%
Class I	1,000.00	1,089.20	11.11	2.13%

	Beginning	Ending	Expenses Paid	Net Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period **
(5% return before expenses)	4/1/2020	9/30/2020	4/1/2020 - 9/30/2020	4/1/2020 - 9/30/2020
Class A	$1,000.00	$1,013.10	$11.98	2.38%
Class I	1,000.00	1,014.36	10.72	2.13%

*	“Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366). “Hypothetical” expense information is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 183/366 (to reflect the full half-year period).

**	Annualized.

Princeton Premium Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2020

Princeton Fund Advisors, LLC Adviser to Princeton Premium Fund*

In connection with the regular meeting held on September 23-25, 2020 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Princeton Fund Advisors, LLC (“Princeton” or the “Adviser”) and the Trust, with respect to the Princeton Premium Fund (the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Princeton was founded in 2011 and had $900 million in assets under management and approximately $2.3 billion in assets under management with affiliates as of June 30, 2020. The Trustees noted that the Adviser pursued and evaluated alternative asset managers and strategies to determine whether such strategies could be modified for a mutual fund or other registered investment vehicles. They reviewed the background information on the key investment personnel who were responsible for servicing the Fund, taking into account their education and noting the investment team’s varied financial industry experience. The Trustees noted the Adviser promoted a long serving investment team member to serve as a portfolio manager of the Princeton Premium Fund. They reviewed the investment process for the Princeton Premium Fund, noting that the Adviser employed an option premium capture strategy. They further noted that the Adviser invested the remaining Fund’s assets into a fixed income strategy by selecting fixed income instruments that it believed were highly liquid, relatively resistant to changing interest rates, and that could be used for collateral coverage. The Trustees commented that the Adviser utilized risk protocols that triggered defensive actions at certain pre-determined levels. The Trustees noted that the Adviser reported no material compliance or litigation issues since the last renewal of the Advisory Agreement. The Trustees commented that the Adviser indicated that they have been working remotely and operating effectively since the outbreak of COVID-19. The Trustees concluded that the nature, extent and quality of the service provided were consistent with the Trustees’ expectations.

Performance.

Princeton Premium. The Trustees reviewed the Fund’s performance and noted that it had underperformed its Morningstar category median, peer group median, and benchmark over the one-year, three-year, and since inception periods. The Trustees further noted that the Adviser disagreed with comparing the Fund’s performance to the S&P 500 because the Fund did not invest in equities. They acknowledged that the Fund’s performance had improved since the Adviser terminated the Fund’s sub-adviser in April and assumed management of the Fund. The Trustees noted that the

Princeton Premium Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2020

Adviser believed that the Fund’s performance would continue to show improvement and the Adviser should be retained to demonstrate improved performance over a longer period.

Fees and Expenses.

Princeton Premium. The Trustees considered the advisory fee of 1.75%, noting that it was higher than both its peer group median and its Morningstar category median, but equal to several funds in the peer group. The Trustees discussed the Fund’s net expense ratio of 2.36%, noting it was the highest among the peer group and its Morningstar category. They discussed the Adviser’s justification for the higher fee noting that the advisor believed that the fee was reasonable because of the strength and experience of the advisory team, the uniqueness of the Fund’s strategy and the significant time devoted by the Adviser. They discussed the breakpoints in the sub-advisory fee, and how those breakpoints impact the reasonableness of the advisory fee. The Trustees noted that the Fund had an expense limitation agreement in place that the Adviser intended to renew it at the current levels. After discussion, the Trustees concluded the advisory fee was not unreasonable.

Profitability. The Trustees reviewed the Adviser’s profitability analysis, noting that the Adviser realized a profit in terms of actual dollars and percentage of revenue in connection with its relationship with the Fund. The Trustees acknowledged the effort required to maintain and manage the Fund’s investment program and determined the Adviser’s profits were not excessive with respect to the Fund.

Economies of Scale. The Trustees considered whether the Adviser had achieved economies of scale with respect to the Fund. They noted the Adviser’s belief that the Fund has capacity constraints at relatively low asset levels, which will limit the Adviser’s opportunities. They agreed that the expense limitation agreement had provided the benefits of scale to shareholders prior to reaching the necessary asset levels. The Trustees reviewed current asset levels and concluded that the Fund had not attained an asset level at which the Adviser appeared to have achieved meaningful economies in managing the Fund and determined to revisit the matter if circumstances change.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee was not unreasonable, and that renewal of the agreement with Princeton was in the best interests of the shareholders of the Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

Princeton Premium Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2020

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Fenner & Smith Inc. (1975-2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

9/30/20 – NLFT_v1

Princeton Premium Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2020

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC, (2004 -2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer, Northern Lights Compliance Services, LLC (2007-2010), Manager and Senior Compliance Officer, Northern Lights Compliance Services, LLC, (2010 – 2019), Senior Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (since 2020).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of September 30, 2020, the Trust was comprised of 71 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

9/30/20 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
Princeton Fund Advisors, LLC
1580 Lincoln Street, Suite 680
Denver, CO 80203

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        The Code of Ethics is not posted on Registrant’ website.

(f)        A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 - $19,250

2019 - $18,750

(b)	Audit-Related Fees

2020 - None

2019 - None

(c)	Tax Fees

2020 - $3,900

2019 - $3,800

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 - None

2019 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2) Percentages of Services Approved by the Audit Committee
	2020	2019
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $3,900

2019 - $3,800

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/8/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/8/20

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 12/8/20